UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2005

Karma Media, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-86518	75-3025152
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13101 Washington Blvd., 2nd Floor, Los Angeles,  CA  90066

(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (310) 432-6372

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

Effective February 17, 2005, Mr. Michael Markwell resigned from the Registrant's board of directors. With regards to his resignation, Mr. Markwell did not make known any disagreements with the Registrant, and the Registrant is not currently aware of any disagreements that Mr. Markwell may have had.

On February 27, 2005, the Registrant announced the appointment of Gerard Keenan to the Registrant's board of directors. Mr. Keenan replaces Mr. Markwell who stepped down from the Registrant's board. Mr. Keenan will also assume the positions of Chief Operating Officer and Director of Production at Karma Media, Inc.

Gerard Keenan has background experience as a media producer and director.  In addition, he has established background as a broadcast and high-definition engineer.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Karma Media, Inc.

March 4, 2005

/s/ Dominique Einhorn

Dominique Einhorn

Chief Executive Officer